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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in Registration Statement No. 333-72583, 333-87427, 333-40652, 333-56712, 333-59786, 333-66078, 333-67446,
333-71966, 333-76880, and 333-85654 on Form S-3; and 333-16529, 333-34002,
333-37366, and 333-59200 on Form S-8 of Calpine Corporation of our report dated March 23, 2004 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Los Angeles, CA
March 23, 2004